UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2022 (September 26, 2022)

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2 cents per share	IFF	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 26, 2022, Beril Yildiz was appointed SVP, Chief Accounting Officer of International Flavors & Fragrances Inc. (“IFF”) replacing Marc H. Birenkrant who has served as Interim Corporate Controller and Chief Accounting Officer since June 30, 2022.

Ms. Yildiz, age 44, has extensive experience in financial reporting and accounting. From April 2022 to present, Ms. Yildiz served as Vice President Americas Finance, Corporate Controller and Chief Accounting Officer at Revlon, Inc., and from September 2021 to March 2022 served as VP, Corporate Controller and Chief Accounting Officer. From 2019 to 2021, she served as Financial Controller, Asia Pacific Division at Colgate-Palmolive Company, and from 2018 to 2019 as Director of Financial Reporting, Technical Accounting and SOX Compliance. Previously, Ms. Yildiz was a Senior Manager at PricewaterhouseCoopers LLP.

There was no arrangement or understanding between Ms. Yildiz and any other persons, pursuant to which Ms. Yildiz was appointed as SVP and Chief Accounting Officer. There is no family relationship between Ms. Yildiz and any of IFF’s other officers and directors, or person nominated or chosen by IFF to become a director or executive officer. Additionally, there has not been any transaction or currently proposed transaction, in which IFF was or is to be a participant and the amount involved exceeds $120,000, and in which Ms. Yildiz had or will have a direct or indirect material interest since the beginning of IFF’s last fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Jennifer Johnson
Name:	Jennifer Johnson
Title:	Executive Vice President and General Counsel

Date: September 27, 2022